                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1996-4

                                                                                                         Distribution Date: 7/17/00

Section 5.2 - Supplement                                          Class A         Class B       Collateral            Total
-----------------------------------------------------------------------------------------------------------------------------------

(i)    Monthly Principal Distributed                                      0.00           0.00            0.00                 0.00

(ii)   Monthly Interest Distributed                               8,438,888.89     726,051.41      970,170.98        10,135,111.27
       Deficiency Amounts                                                 0.00           0.00                                 0.00
       Additional Interest                                                0.00           0.00                                 0.00
       Accrued and Unpaid Interest                                                                       0.00                 0.00

(iii)  Collections of Principal Receivables                     202,533,911.24  16,877,729.49   21,700,158.36       241,111,799.10

(iv)   Collections of Finance Charge Receivables                 22,213,970.41   1,851,153.62    2,380,078.84        26,445,202.87

(v)    Aggregate Amount of Principal Receivables                                                                 20,873,417,114.54

                                   Investor Interest          1,400,000,000.00 116,666,000.00  150,000,666.67     1,666,666,666.67
                                   Adjusted Interest          1,400,000,000.00 116,666,000.00  150,000,666.67     1,666,666,666.67

                                                      Series
       Floating Investor Percentage                    7.98%            84.00%          7.00%           9.00%              100.00%
       Fixed Investor Percentage                       7.98%            84.00%          7.00%           9.00%              100.00%

(vi)   Receivables Delinquent (As % of Total Receivables)
               Current                                                                                                      96.40%
               30 to 59 days                                                                                                 1.15%
               60 to 89 days                                                                                                 0.82%
               90 or more days                                                                                               1.63%
                                                                                                                  -----------------
                                   Total Receivables                                                                       100.00%

(vii)  Investor Default Amount                                    6,086,770.74     507,228.00      652,156.91         7,246,155.64

(viii) Investor Charge-Offs                                               0.00           0.00            0.00                 0.00

(ix)   Reimbursed Investor Charge-Offs/Reductions                         0.00           0.00            0.00

(x)    Servicing Fee                                              1,166,666.67      97,221.67      125,000.56         1,388,888.89

(xi)   Portfolio Yield (Net of Defaulted Receivables)                                                                       13.82%

(xii)  Reallocated Monthly Principal                                                     0.00            0.00                 0.00

(xiii) Closing Investor Interest (Class A Adjusted)           1,400,000,000.00 116,666,000.00  150,000,666.67     1,666,666,666.67

(xiv)  LIBOR                                                                                                              6.65125%

(xv)   Principal Funding Account Balance                                                                                      0.00

(xvii) Accumulation Shortfall                                                                                                 0.00

(xviii)Principal Funding Investment Proceeds                                                                                  0.00

(xx)   Principal Investment Funding Shortfall                                                                                 0.00

(xxi)  Available Funds                                           21,047,303.74   1,753,931.96    2,255,078.28        25,056,313.98

(xxii) Certificate Rate                                               6.78125%       7.00125%        7.27625%

-----------------------------------------------------------------------------------------------------------------------------------



       By:
               ----------------------------------
       Name:   Patricia M. Garvey
       Title:  Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1997-1

                                                                                                         Distribution Date: 7/17/00

Section 5.2 - Supplement                                     Class A          Class B         Collateral              Total
-----------------------------------------------------------------------------------------------------------------------------------

(i)    Monthly Principal Distributed                                 0.00             0.00             0.00                   0.00

(ii)   Monthly Interest Distributed                          6,891,055.56       591,289.61       799,662.88           8,282,008.04
       Deficiency Amounts                                            0.00             0.00                                    0.00
       Additional Interest                                           0.00             0.00                                    0.00
       Accrued and Unpaid Interest                                                                     0.00                   0.00

(iii)  Collections of Principal Receivables                166,367,141.38    13,863,880.23    17,825,099.08         198,056,120.68

(iv)   Collections of Finance Charge Receivables            18,247,189.98     1,520,593.88     1,955,061.36          21,722,845.21

(v)    Aggregate Amount of Principal Receivables                                                                 20,873,417,114.54

                                       Investor Interest 1,150,000,000.00    95,833,000.00   123,214,619.00       1,369,047,619.00
                                       Adjusted Interest 1,150,000,000.00    95,833,000.00   123,214,619.00       1,369,047,619.00

                                                 Series
       Floating Investor Percentage                6.56%           84.00%            7.00%            9.00%                100.00%
       Fixed Investor Percentage                   6.56%           84.00%            7.00%            9.00%                100.00%

(vi)   Receivables Delinquent (As % of Total
       Receivables)
               Current                                                                                                      96.40%
               30 to 59 days                                                                                                 1.15%
               60 to 89 days                                                                                                 0.82%
               90 or more days                                                                                               1.63%
                                                                                                                -------------------
                                     Total Receivables                                                                     100.00%

(vii)  Investor Default Amount                               4,999,847.39       416,652.50       535,699.38           5,952,199.28

(viii) Investor Charge-Offs                                          0.00             0.00             0.00                   0.00

(ix)   Reimbursed Investor Charge-Offs/Reductions                    0.00             0.00             0.00

(x)    Servicing Fee                                           958,333.33        79,860.83       102,678.85           1,140,873.02

(xi)   Portfolio Yield (Net of Defaulted Receivables)                                                                       13.82%

(xii)  Reallocated Monthly Principal                                                  0.00             0.00                   0.00

(xiii) Closing Investor Interest (Class A Adjusted)      1,150,000,000.00    95,833,000.00   123,214,619.00       1,369,047,619.00

(xiv)  LIBOR                                                                                                              6.65125%

(xv)   Principal Funding Account Balance                                                                                      0.00

(xvii) Accumulation Shortfall                                                                                                 0.00

(xviii)Principal Funding Investment Proceeds                                                                                  0.00

(xx)   Principal Investment Funding Shortfall                                                                                 0.00

(xxi)  Available Funds                                      17,288,856.64     1,440,733.04     1,852,382.51          20,581,972.19

(xxii) Certificate Rate                                          6.74125%         6.94125%         7.30125%

-----------------------------------------------------------------------------------------------------------------------------------



           By:
               ---------------------------------
         Name: Patricia M. Garvey
        Title: Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1997-2

                                                                                                        Distribution Date: 7/17/00
                                                                                                        Period Type:  Revolving
Section 5.2 - Supplement                                   Class A          Class B         Collateral               Total
----------------------------------------------------------------------------------------------------------------------------------

(i)    Monthly Principal Distributed                               0.00             0.00             0.00                    0.00

(ii)   Monthly Interest Distributed                        7,875,000.00       458,095.13       751,649.46            9,084,744.59
       Deficiency Amounts                                          0.00             0.00                                     0.00
       Additional Interest                                         0.00             0.00                                     0.00
       Accrued and Unpaid Interest                                                                   0.00                    0.00

(iii)  Collections of Principal Receivables              217,000,619.19    12,329,541.18    17,261,452.41          246,591,612.78

(iv)   Collections of Finance Charge Receivables          23,800,682.58     1,352,307.18     1,893,240.45           27,046,230.21

(v)    Aggregate Amount of Principal Receivables                                                                20,873,417,114.54

                             Investor Interest         1,500,000,000.00    85,227,000.00   119,318,455.00        1,704,545,455.00
                             Adjusted Interest         1,500,000,000.00    85,227,000.00   119,318,455.00        1,704,545,455.00

                                            Series
       Floating Investor Percentage            8.17%             88.00%            5.00%            7.00%                 100.00%
       Fixed Investor Percentage               8.17%             88.00%            5.00%            7.00%                 100.00%

(vi)   Receivables Delinquent (As % of Total
       Receivables)
               Current                                                                                                     96.40%
               30 to 59 days                                                                                                1.15%
               60 to 89 days                                                                                                0.82%
               90 or more days                                                                                              1.63%
                                                                                                               -------------------
                             Total Receivables                                                                            100.00%

(vii)  Investor Default Amount                             6,521,540.08       370,540.86       518,760.06            7,410,841.00

(viii) Investor Charge-Offs                                        0.00             0.00             0.00                    0.00

(ix)   Reimbursed Investor Charge-Offs/Reductions                  0.00             0.00             0.00

(x)    Servicing Fee                                       1,250,000.00        71,022.50        99,432.05            1,420,454.55

(xi)   Portfolio Yield (Net of Defaulted Receivables)                                                                      13.85%

(xii)  Reallocated Monthly Principal                                                0.00             0.00                    0.00

(xiii) Closing Investor Interest (Class A Adjusted)    1,500,000,000.00    85,227,000.00   119,318,455.00        1,704,545,455.00

(xiv)  LIBOR                                                                                                             6.65125%

(xv)   Principal Funding Account Balance                                                                                     0.00

(xvii) Accumulation Shortfall                                                                                                0.00

(xviii)Principal Funding Investment Proceeds                                                                                 0.00

(xx)   Principal Investment Funding Shortfall                                                                                0.00

(xxi)  Available Funds                                    22,590,610.55     1,281,284.68     1,793,808.40           25,665,703.63

(xxii) Certificate Rate                                        6.30000%         6.45000%         7.15125%

----------------------------------------------------------------------------------------------------------------------------------



       By:
               -----------------------------
       Name:   Patricia M. Garvey
       Title:  Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1997-3

                                                                                                     Distribution Date: 7/17/00
                                                                                                     Period Type: Amortization
Section 5.2 - Supplement                                     Class A           Class B        Collateral               Total
------------------------------------------------------------------------------------------------------------------------------------

(i)    Monthly Principal Distributed                                 0.00              0.00            0.00                    0.00

(ii)   Monthly Interest Distributed                                  0.00        129,650.70       97,652.91              227,303.61
       Deficiency Amounts                                            0.00              0.00                                    0.00
       Additional Interest                                           0.00              0.00                                    0.00
       Accrued and Unpaid Interest                                                                     0.00                    0.00

(iii)  Collections of Principal Receivables                 36,166,769.87      3,013,849.27    3,875,059.33           43,055,678.47

(iv)   Collections of Finance Charge Receivables             2,050,825.48        330,559.75      235,521.62            2,616,906.85

(v)    Aggregate Amount of Principal Receivables                                                                  20,873,417,114.54

                            Investor Interest              129,250,000.00     20,833,000.00   14,843,373.63          164,926,373.63
                            Adjusted Interest              129,250,000.00     20,833,000.00   14,843,373.63          164,926,373.63

                                                Series
       Floating Investor Percentage                0.79%           78.37%            12.63%           9.00%                 100.00%
       Fixed Investor Percentage                   1.43%           84.00%             7.00%           9.00%                 100.00%

(vi)   Receivables Delinquent (As % of Total
       Receivables)
               Current                                                                                                       96.40%
               30 to 59 days                                                                                                  1.15%
               60 to 89 days                                                                                                  0.82%
               90 or more days                                                                                                1.63%
                                                                                                                --------------------
                            Total Receivables                                                                               100.00%

(vii)  Investor Default Amount                                 561,939.37         90,575.50       64,534.44              717,049.30

(viii) Investor Charge-Offs                                          0.00              0.00            0.00                    0.00

(ix)   Reimbursed Investor Charge-Offs/Reductions                    0.00              0.00            0.00

(x)    Servicing Fee                                           107,708.33         17,360.83       12,369.48              137,438.64

(xi)   Portfolio Yield (Net of Defaulted Receivables)                                                                        13.82%

(xii)  Reallocated Monthly Principal                                                   0.00            0.00                    0.00

(xiii) Closing Investor Interest (Class A Adjusted)        129,250,000.00     20,833,000.00   14,843,373.63          164,926,373.63

(xiv)  LIBOR                                                                                                               6.65125%

(xv)   Principal Funding Account Balance                                                                                       0.00

(xvi)  Interest Funding Account Balance                                 -                                                         -

(xvi)  Accumulation Shortfall                                                                                                  0.00

(xvii) Principal Funding Investment Proceeds                                                                                   0.00

(xviii)Principal Investment Funding Shortfall                                                                                  0.00

(xix)  Interest Funding Account Investment Proceeds                                                                          208.04

(xix)  Available Funds                                       1,943,325.19        313,198.91      223,152.14            2,479,676.24

(xx)   Certificate Rate                                          6.77700%          7.00125%        7.40125%

------------------------------------------------------------------------------------------------------------------------------------



       By:
               -------------------------------
       Name:   Patricia M. Garvey
       Title:  Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1997-4

                                                                                                    Distribution Date: 7/17/00
                                                                                                    Period Type:  Revolving
Section 5.2 - Supplement                                   Class A        Class B      Collateral             Total
--------------------------------------------------------------------------------------------------------------------------------

(i)    Monthly Principal Distributed                              0.00          0.00           0.00                   0.00

(ii)   Monthly Interest Distributed                       3,632,666.67    311,611.11     410,785.72           4,355,063.50
       Deficiency Amounts                                         0.00          0.00                                  0.00
       Additional Interest                                        0.00          0.00                                  0.00
       Accrued and Unpaid Interest                                                             0.00                   0.00

(iii)  Collections of Principal Receivables              86,800,247.68  7,233,353.97   9,300,026.64         103,333,628.29

(iv)   Collections of Finance Charge Receivables          9,520,273.03    793,356.09   1,020,029.26          11,333,658.38

(v)    Aggregate Amount of Principal Receivables                                                         20,873,417,114.54

                              Investor Interest         600,000,000.00 50,000,000.00  64,285,715.00         714,285,715.00
                              Adjusted Interest         600,000,000.00 50,000,000.00  64,285,715.00         714,285,715.00

                                             Series
       Floating Investor Percentage              3.42%          84.00%         7.00%          9.00%                100.00%
       Fixed Investor Percentage                 3.42%          84.00%         7.00%          9.00%                100.00%

(vi)   Receivables Delinquent (As % of Total
       Receivables)
               Current                                                                                              96.40%
               30 to 59 days                                                                                         1.15%
               60 to 89 days                                                                                         0.82%
               90 or more days                                                                                       1.63%
                                                                                                        -------------------
                             Total Receivables                                                                     100.00%

(vii)  Investor Default Amount                            2,608,616.03    217,384.67     279,494.58           3,105,495.28

(viii) Investor Charge-Offs                                       0.00          0.00           0.00                   0.00

(ix)   Reimbursed Investor Charge-Offs/Reductions                 0.00          0.00           0.00

(x)    Servicing Fee                                        500,000.00     41,666.67      53,571.43             595,238.10

(xi)   Portfolio Yield (Net of Defaulted Receivables)                                                               13.82%

(xii)  Reallocated Monthly Principal                                            0.00           0.00                   0.00

(xiii) Closing Investor Interest (Class A Adjusted)     600,000,000.00 50,000,000.00  64,285,715.00         714,285,715.00

(xiv)  LIBOR                                                                                                      6.65125%

(xv)   Principal Funding Account Balance                                                                              0.00

(xvii) Accumulation Shortfall                                                                                         0.00

(xviii)Principal Funding Investment Proceeds                                                                          0.00

(xx)   Principal Investment Funding Shortfall                                                                         0.00

(xxi)  Available Funds                                    9,020,273.03    751,689.42     966,457.84          10,738,420.29

(xxii) Certificate Rate                                       6.81125%      7.01125%       7.25125%

---------------------------------------------------------------------------------------------------------------------------



       By:
               ----------------------------------------
       Name:   Patricia M. Garvey
       Title:  Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1997-5

                                                                                          Distribution Date:  7/17/00
                                                                                          Period Type:   Revolving
Section 5.2 - Supplement                                    Class A         Class B       Collateral            Total
-----------------------------------------------------------------------------------------------------------------------------

(i)    Monthly Principal Distributed                                0.00           0.00           0.00                  0.00

(ii)   Monthly Interest Distributed                         2,580,833.33     151,230.58     258,125.60          2,990,189.51
       Deficiency Amounts                                           0.00           0.00                                 0.00
       Additional Interest                                          0.00           0.00           0.00                  0.00
       Accrued and Unpaid Interest                                                                                      0.00

(iii)  Collections of Principal Receivables                72,333,539.73   4,109,847.06   5,753,817.57         82,197,204.36

(iv)   Collections of Finance Charge Receivables            7,933,560.86     450,769.06     631,080.16          9,015,410.08

(v)    Aggregate Amount of Principal Receivables                                                           20,873,417,114.54

                                 Investor Interest         500,000,000.00  28,409,000.00 39,772,819.00        568,181,819.00
                                 Adjusted Interest         500,000,000.00  28,409,000.00 39,772,819.00        568,181,819.00

                                          Series
       Floating Investor Percentage          2.72%                88.00%          5.00%          7.00%               100.00%
       Fixed Investor Percentage             2.72%                88.00%          5.00%          7.00%               100.00%

(vi)   Receivables Delinquent (As % of Total
       Receivables)
               Current                                                                                                96.40%
               30 to 59 days                                                                                           1.15%
               60 to 89 days                                                                                           0.82%
               90 or more days                                                                                         1.63%
                                                                                                          -------------------
                                 Total Receivables                                                                   100.00%

(vii)  Investor Default Amount                              2,173,846.69     123,513.62     172,920.02          2,470,280.34

(viii) Investor Charge-Offs                                         0.00           0.00           0.00                  0.00

(ix)   Reimbursed Investor Charge-Offs/Reductions                   0.00           0.00           0.00

(x)    Servicing Fee                                          416,666.67      23,674.17      33,144.02            473,484.85

(xi)   Portfolio Yield (Net of Defaulted Receivables)                                                                 13.82%

(xii)  Reallocated Monthly Principal                                               0.00           0.00                  0.00

(xiii) Closing Investor Interest (Class A Adjusted)       500,000,000.00  28,409,000.00  39,772,819.00        568,181,819.00

(xiv)  LIBOR                                                                                                        6.65125%

(xv)   Principal Funding Account Balance                                                                                0.00

(xvii) Accumulation Shortfall                                                                                           0.00

(xviii)Principal Funding Investment Proceeds                                                                            0.00

(xx)   Principal Investment Funding Shortfall                                                                           0.00

(xxi)  Available Funds                                      7,516,894.19     427,094.89     597,936.14          8,541,925.23

(xxii) Certificate Rate                                         6.19400%       6.38800%       7.30125%

-----------------------------------------------------------------------------------------------------------------------------


       By:
               ------------------------------
       Name:   Patricia M. Garvey
       Title:  Vice President

                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1998-2

                                                                                                       Distribution Date: 7/17/00
                                                                                                       Period Type:  Amortization
Section 5.2 - Supplement                                      Class A           Class B        Collateral               Total
-----------------------------------------------------------------------------------------------------------------------------------

(i)    Monthly Principal Distributed                                  0.00              0.00            0.00                 0.00

(ii)   Monthly Interest Distributed                                   0.00        408,958.87      542,956.61           951,915.48
       Deficiency Amounts                                             0.00              0.00                                 0.00
       Additional Interest                                            0.00              0.00                                 0.00
       Accrued and Unpaid Interest                                                                      0.00                 0.00

(iii)  Collections of Principal Receivables                 115,733,663.57      9,644,375.52   12,400,131.92       137,778,171.00

(iv)   Collections of Finance Charge Receivables             12,693,697.38      1,057,797.54    1,360,049.59        15,111,544.50

(v)    Aggregate Amount of Principal Receivables                                                                20,873,417,114.54

                                Investor Interest           800,000,000.00     66,666,000.00   85,714,953.00       952,380,953.00
                                Adjusted Interest           800,000,000.00     66,666,000.00   85,714,953.00       952,380,953.00

                                            Series
       Floating Investor Percentage            4.56%                84.00%             7.00%           9.00%              100.00%
       Fixed Investor Percentage               4.56%                84.00%             7.00%           9.00%              100.00%

(vi)   Receivables Delinquent (As % of Total
       Receivables)
               Current                                                                                                     96.40%
               30 to 59 days                                                                                                1.15%
               60 to 89 days                                                                                                0.82%
               90 or more days                                                                                              1.63%
                                                                                                               -------------------
                                Total Receivables                                                                         100.00%

(vii)  Investor Default Amount                                3,478,154.71        289,843.33      372,662.33         4,140,660.37

(viii) Investor Charge-Offs                                           0.00              0.00            0.00                 0.00

(ix)   Reimbursed Investor Charge-Offs/Reductions                     0.00              0.00            0.00

(x)    Servicing Fee                                            666,666.67         55,555.00       71,429.13           793,650.79

(xi)   Portfolio Yield (Net of Defaulted Receivables)                                                                      13.85%

(xii)  Reallocated Monthly Principal                                                    0.00            0.00                 0.00

(xiii) Closing Investor Interest (Class A Adjusted)         800,000,000.00     66,666,000.00   85,714,953.00       952,380,953.00

(xiv)  LIBOR                                                                                                             6.65125%

(xv)   Principal Funding Account Balance                                                                                     0.00

(xvi)  Interest Funding Account Balance                       4,643,111.11                                           4,643,111.11

(xvi)  Accumulation Shortfall                                                                                                0.00

(xvii) Principal Funding Investment Proceeds                                                                                 0.00

(xviii)Principal Investment Funding Shortfall                                                                                0.00

(xix)  Interest Funding Account Investment Proceeds                                                                     23,403.93

(xix)  Available Funds                                       12,050,434.64      1,002,242.54    1,288,620.46        14,341,297.64

(xx)   Certificate Rate                                           6.81031%          6.90125%        7.12625%

----------------------------------------------------------------------------------------------------------------------------------



       By:
               --------------------------------
       Name:   Patricia M. Garvey
       Title:  Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1998-3

                                                                                                       Distribution Date: 7/17/00
                                                                                                       Period Type: Revolving
Section 5.2 - Supplement                                    Class A         Class B       Collateral            Total
-----------------------------------------------------------------------------------------------------------------------------

(i)    Monthly Principal Distributed                                0.00           0.00           0.00                  0.00

(ii)   Monthly Interest Distributed                         3,000,000.00     174,711.25     306,801.36          3,481,512.61
       Deficiency Amounts                                           0.00           0.00                                 0.00
       Additional Interest                                          0.00           0.00           0.00                  0.00
       Accrued and Unpaid Interest                                                                                      0.00

(iii)  Collections of Principal Receivables                86,800,247.68   4,931,700.74   6,904,696.70         98,636,645.11

(iv)   Collections of Finance Charge Receivables            9,520,273.03     540,910.18     757,308.87         10,818,492.08

(v)    Aggregate Amount of Principal Receivables                                                           20,873,417,114.54

                                    Investor Interest     600,000,000.00  34,090,000.00  47,728,182.00        681,818,182.00
                                    Adjusted Interest     600,000,000.00  34,090,000.00  47,728,182.00        681,818,182.00

                                               Series
       Floating Investor Percentage               3.27%           88.00%          5.00%          7.00%               100.00%
       Fixed Investor Percentage                  3.27%           88.00%          5.00%          7.00%               100.00%

(vi)   Receivables Delinquent (As % of Total
       Receivables)
               Current                                                                                                96.40%
               30 to 59 days                                                                                           1.15%
               60 to 89 days                                                                                           0.82%
               90 or more days                                                                                         1.63%
                                                                                                          -------------------
                                      Total Receivables                                                              100.00%

(vii)  Investor Default Amount                              2,608,616.03     148,212.87     207,507.50          2,964,336.40

(viii) Investor Charge-Offs                                         0.00           0.00           0.00                  0.00

(ix)   Reimbursed Investor Charge-Offs/Reductions                   0.00           0.00           0.00

(x)    Servicing Fee                                          500,000.00      28,408.33      39,773.49            568,181.82

(xi)   Portfolio Yield (Net of Defaulted Receivables)                                                                 13.82%

(xii)  Reallocated Monthly Principal                                               0.00           0.00                  0.00

(xiii) Closing Investor Interest (Class A Adjusted)       600,000,000.00  34,090,000.00  47,728,182.00        681,818,182.00

(xiv)  LIBOR                                                                                                        6.65125%

(xv)   Principal Funding Account Balance                                                                                0.00

(xvii) Accumulation Shortfall                                                                                           0.00

(xviii)Principal Funding Investment Proceeds                                                                            0.00

(xx)   Principal Investment Funding Shortfall                                                                           0.00

(xxi)  Available Funds                                      9,020,273.03     512,501.85     717,535.39         10,250,310.27

(xxii) Certificate Rate                                         6.00000%       6.15000%       7.30125%

-----------------------------------------------------------------------------------------------------------------------------


       By:
               ------------------------------
       Name:   Patricia M. Garvey
       Title:  Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1998-5

                                                                                                    Distribution Date: 7/17/00
                                                                                                    Period Type: Revolving
Section 5.2 - Supplement                                   Class A        Class B      Collateral             Total
---------------------------------------------------------------------------------------------------------------------------

(i)    Monthly Principal Distributed                              0.00          0.00           0.00                   0.00

(ii)   Monthly Interest Distributed                       3,935,388.89    337,574.55     459,982.62           4,732,946.06
       Deficiency Amounts                                         0.00          0.00                                  0.00
       Additional Interest                                        0.00          0.00                                  0.00
       Accrued and Unpaid Interest                                                             0.00                   0.00

(iii)  Collections of Principal Receivables              94,033,601.65  7,836,037.03  10,075,125.22         111,944,763.90

(iv)   Collections of Finance Charge Receivables         10,313,629.12    859,458.52   1,105,042.27          12,278,129.90

(v)    Aggregate Amount of Principal Receivables                                                         20,873,417,114.54

                                 Investor Interest      650,000,000.00 54,166,000.00  69,643,524.00         773,809,524.00
                                 Adjusted Interest      650,000,000.00 54,166,000.00  69,643,524.00         773,809,524.00

                                             Series
       Floating Investor Percentage              3.71%          84.00%         7.00%          9.00%                100.00%
       Fixed Investor Percentage                 3.71%          84.00%         7.00%          9.00%                100.00%

(vi)   Receivables Delinquent (As % of Total
       Receivables)
               Current                                                                                              96.40%
               30 to 59 days                                                                                         1.15%
               60 to 89 days                                                                                         0.82%
               90 or more days                                                                                       1.63%
                                                                                                        -------------------
                                  Total Receivables                                                                100.00%

(vii)  Investor Default Amount                            2,826,000.70    235,497.16     302,788.69           3,364,286.55

(viii) Investor Charge-Offs                                       0.00          0.00           0.00                   0.00

(ix)   Reimbursed Investor Charge-Offs/Reductions                 0.00          0.00           0.00

(x)    Servicing Fee                                        541,666.67     45,138.33      58,036.27             644,841.27

(xi)   Portfolio Yield (Net of Defaulted Receivables)                                                               13.82%

(xii)  Reallocated Monthly Principal                                            0.00           0.00                   0.00

(xiii) Closing Investor Interest (Class A Adjusted)     650,000,000.00 54,166,000.00  69,643,524.00         773,809,524.00

(xiv)  LIBOR                                                                                                      6.65125%

(xv)   Principal Funding Account Balance                                                                              0.00

(xvii) Accumulation Shortfall                                                                                         0.00

(xviii)Principal Funding Investment Proceeds                                                                          0.00

(xx)   Principal Investment Funding Shortfall                                                                         0.00

(xxi)  Available Funds                                    9,771,962.45    814,320.18   1,047,006.00          11,633,288.63

(xxii) Certificate Rate                                       6.81125%      7.01125%       7.50125%

---------------------------------------------------------------------------------------------------------------------------



       By:
               ----------------------------------------
       Name:   Patricia M. Garvey
       Title:  Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1998-6

                                                                                                    Distribution Date: 7/17/00
                                                                                                    Period Type:  Revolving
Section 5.2 - Supplement                                   Class A        Class B      Collateral             Total
---------------------------------------------------------------------------------------------------------------------------

(i)    Monthly Principal Distributed                              0.00          0.00           0.00                   0.00

(ii)   Monthly Interest Distributed                       3,993,166.67    344,796.68     478,124.00           4,816,087.35
       Deficiency Amounts                                         0.00          0.00                                  0.00
       Additional Interest                                        0.00          0.00                                  0.00
       Accrued and Unpaid Interest                                                             0.00                   0.00

(iii)  Collections of Principal Receivables              94,033,601.65  7,836,037.03  10,075,125.22         111,944,763.90

(iv)   Collections of Finance Charge Receivables         10,313,629.12    859,458.52   1,105,042.27          12,278,129.90

(v)    Aggregate Amount of Principal Receivables                                                         20,873,417,114.54

                             Investor Interest          650,000,000.00 54,166,000.00  69,643,524.00         773,809,524.00
                             Adjusted Interest          650,000,000.00 54,166,000.00  69,643,524.00         773,809,524.00

                                             Series
       Floating Investor Percentage              3.71%          84.00%         7.00%          9.00%                100.00%
       Fixed Investor Percentage                 3.71%          84.00%         7.00%          9.00%                100.00%

(vi)   Receivables Delinquent (As % of Total
       Receivables)
               Current                                                                                              96.40%
               30 to 59 days                                                                                         1.15%
               60 to 89 days                                                                                         0.82%
               90 or more days                                                                                       1.63%
                                                                                                        -------------------
                              Total Receivables                                                                    100.00%

(vii)  Investor Default Amount                            2,826,000.70    235,497.16     302,788.69           3,364,286.55

(viii) Investor Charge-Offs                                       0.00          0.00           0.00                   0.00

(ix)   Reimbursed Investor Charge-Offs/Reductions                 0.00          0.00           0.00

(x)    Servicing Fee                                        541,666.67     45,138.33      58,036.27             644,841.27

(xi)   Portfolio Yield (Net of Defaulted Receivables)                                                               13.82%

(xii)  Reallocated Monthly Principal                                            0.00           0.00                   0.00

(xiii) Closing Investor Interest (Class A Adjusted)     650,000,000.00 54,166,000.00  69,643,524.00         773,809,524.00

(xiv)  LIBOR                                                                                                      6.65125%

(xv)   Principal Funding Account Balance                                                                              0.00

(xvii) Accumulation Shortfall                                                                                         0.00

(xviii)Principal Funding Investment Proceeds                                                                          0.00

(xx)   Principal Investment Funding Shortfall                                                                         0.00

(xxi)  Available Funds                                    9,771,962.45    814,320.18   1,047,006.00          11,633,288.63

(xxii) Certificate Rate                                       6.91125%      7.16125%       7.81930%

---------------------------------------------------------------------------------------------------------------------------



       By:
               ----------------------------------------
       Name:   Patricia M. Garvey
       Title:  Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1999-1

                                                                                                    Distribution Date: 7/17/00
                                                                                                    Period Type: Revolving
Section 5.2 - Supplement                                   Class A        Class B      Collateral             Total
---------------------------------------------------------------------------------------------------------------------------

(i)    Monthly Principal Distributed                              0.00          0.00           0.00                   0.00

(ii)   Monthly Interest Distributed                       4,540,833.33    391,180.56     553,660.71           5,485,674.60
       Deficiency Amounts                                         0.00          0.00                                  0.00
       Additional Interest                                        0.00          0.00                                  0.00
       Accrued and Unpaid Interest                                                             0.00                   0.00

(iii)  Collections of Principal Receivables             108,500,309.60  9,041,692.47  11,625,033.19         129,167,035.25

(iv)   Collections of Finance Charge Receivables         11,900,341.29    991,695.11   1,275,036.57          14,167,072.97

(v)    Aggregate Amount of Principal Receivables                                                         20,873,417,114.54

                            Investor Interest           750,000,000.00 62,500,000.00  80,357,143.00         892,857,143.00
                            Adjusted Interest           750,000,000.00 62,500,000.00  80,357,143.00         892,857,143.00

                                         Series
       Floating Investor Percentage          4.28%              84.00%         7.00%          9.00%                100.00%
       Fixed Investor Percentage             4.28%              84.00%         7.00%          9.00%                100.00%

(vi)   Receivables Delinquent (As % of Total
       Receivables)
               Current                                                                                              96.40%
               30 to 59 days                                                                                         1.15%
               60 to 89 days                                                                                         0.82%
               90 or more days                                                                                       1.63%
                                                                                                         ------------------
                            Total Receivables                                                                      100.00%

(vii)  Investor Default Amount                            3,260,770.04    271,730.84     349,368.22           3,881,869.09

(viii) Investor Charge-Offs                                       0.00          0.00           0.00                   0.00

(ix)   Reimbursed Investor Charge-Offs/Reductions                 0.00          0.00           0.00

(x)    Servicing Fee                                        625,000.00     52,083.33      66,964.29             744,047.62

(xi)   Portfolio Yield (Net of Defaulted Receivables)                                                               13.82%

(xii)  Reallocated Monthly Principal                                            0.00           0.00                   0.00

(xiii) Closing Investor Interest (Class A Adjusted)     750,000,000.00 62,500,000.00  80,357,143.00         892,857,143.00

(xiv)  LIBOR                                                                                                      6.65125%

(xv)   Principal Funding Account Balance                                                                              0.00

(xvii) Accumulation Shortfall                                                                                         0.00

(xviii)Principal Funding Investment Proceeds                                                                          0.00

(xx)   Principal Investment Funding Shortfall                                                                         0.00

(xxi)  Available Funds                                   11,275,341.29    939,611.77   1,208,072.28          13,423,025.35

(xxii) Certificate Rate                                       6.81125%      7.04125%       7.85125%

---------------------------------------------------------------------------------------------------------------------------



       By:
               ----------------------------------------
       Name:   Patricia M. Garvey
       Title:  Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1999-2

                                                                                                    Distribution Date: 7/17/00
                                                                                                    Period Type: Revolving
Section 5.2 - Supplement                                   Class A        Class B      Collateral             Total
---------------------------------------------------------------------------------------------------------------------------

(i)    Monthly Principal Distributed                              0.00          0.00           0.00                   0.00

(ii)   Monthly Interest Distributed                       3,018,333.33    259,671.77     356,413.21           3,634,418.31
       Deficiency Amounts                                         0.00          0.00                                  0.00
       Additional Interest                                        0.00          0.00                                  0.00
       Accrued and Unpaid Interest                                                             0.00                   0.00

(iii)  Collections of Principal Receivables              72,333,539.73  6,027,698.53   7,750,118.67          86,111,356.93

(iv)   Collections of Finance Charge Receivables          7,933,560.86    661,119.49     850,034.97           9,444,715.32

(v)    Aggregate Amount of Principal Receivables                                                         20,873,417,114.54

                           Investor Interest            500,000,000.00 41,666,000.00  53,572,096.00         595,238,096.00
                           Adjusted Interest            500,000,000.00 41,666,000.00  53,572,096.00         595,238,096.00

                                        Series
       Floating Investor Percentage         2.85%               84.00%         7.00%          9.00%                100.00%
       Fixed Investor Percentage            2.85%               84.00%         7.00%          9.00%                100.00%

(vi)   Receivables Delinquent (As % of Total
       Receivables)
               Current                                                                                              96.40%
               30 to 59 days                                                                                         1.15%
               60 to 89 days                                                                                         0.82%
               90 or more days                                                                                       1.63%
                                                                                                          -----------------
                           Total Receivables                                                                       100.00%

(vii)  Investor Default Amount                            2,173,846.69    181,150.99     232,915.05           2,587,912.73

(viii) Investor Charge-Offs                                       0.00          0.00           0.00                   0.00

(ix)   Reimbursed Investor Charge-Offs/Reductions                 0.00          0.00           0.00

(x)    Servicing Fee                                        416,666.67     34,721.67      44,643.41             496,031.75

(xi)   Portfolio Yield (Net of Defaulted Receivables)                                                               13.82%

(xii)  Reallocated Monthly Principal                                            0.00           0.00                   0.00

(xiii) Closing Investor Interest (Class A Adjusted)     500,000,000.00 41,666,000.00  53,572,096.00         595,238,096.00

(xiv)  LIBOR                                                                                                      6.65125%

(xv)   Principal Funding Account Balance                                                                              0.00

(xvii) Accumulation Shortfall                                                                                         0.00

(xviii)Principal Funding Investment Proceeds                                                                          0.00

(xx)   Principal Investment Funding Shortfall                                                                         0.00

(xxi)  Available Funds                                    7,516,894.19    626,397.83     805,391.55           8,948,683.57

(xxii) Certificate Rate                                       6.79125%      7.01125%       7.55125%

---------------------------------------------------------------------------------------------------------------------------



       By:
               ----------------------------------------
       Name:   Patricia M. Garvey
       Title:  Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1999-3

                                                                                                     Distribution Date: 7/17/00
                                                                                                     Period Type: Revolving
Section 5.2 - Supplement                                                                                       Total
----------------------------------------------------------------------------------------------------------------------------

(i)    Monthly Principal Distributed                               0.00                                                0.00

(ii)   Monthly Interest Distributed
       Class A Note Interest Requirement                   4,717,500.00
       Class B Note Interest Requirement                     279,708.54
       Net Class C Note Interest Requirement                 379,696.67                                        5,376,905.21

(iii)  Collections of Principal Receivables                                                                  139,735,378.72

(iv)   Collections of Finance Charge Receivables                                                              15,326,211.54

(v)    Aggregate Amount of Principal Receivables                                                          20,873,417,114.54

                        Investor Interest                                                                    965,910,000.00
                        Adjusted Interest                                                                    965,910,000.00


       Floating Investor Percentage                                                                                   4.63%
       Fixed Investor Percentage                                                                                      4.63%

(vi)   Receivables Delinquent (As % of Total Receivables)
               Current                                                                                               96.40%
               30 to 59 days                                                                                          1.15%
               60 to 89 days                                                                                          0.82%
               90 or more days                                                                                        1.63%
                                                                                                         -------------------
                                 Total Receivables                                                                  100.00%

(vii)  Investor Default Amount                                                                                 4,199,480.52

(viii) Investor Charge-Offs                                                                                            0.00

(ix)   Reimbursed Investor Charge-Offs                                                                                 0.00

(x)    Servicing Fee                                                                                             804,925.00

(xi)   Portfolio Yield (Net of Defaulted Receivables)                                                                13.82%

(xii)  Reallocated Monthly Principal                                                                                   0.00

(xiii) Accumulation Shortfall                                                                                          0.00

(xiv)  Principal Funding Investment Proceeds                                                                           0.00

(xv)   Principal Funding Investment Shortfall                                                                          0.00

(xvi)  Available Investor Finance Charge Collections                                                          14,521,286.54

(xxii) Note Rate                          Class A              6.66000%
                                          Class B              6.95000%
                                          Class C              7.60125%






----------------------------------------------------------------------------------------------------------------------------



       By:
               -----------------------------------------
       Name:   Patricia M. Garvey
       Title:  Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 2000-1

                                                                                                       Distribution Date: 7/17/00
                                                                                                       Period Type: Revolving
Section 5.2 - Supplement                                                                                         Total
------------------------------------------------------------------------------------------------------------------------------

(i)    Monthly Principal Distributed                                0.00                                                 0.00

(ii)   Monthly Interest Distributed
       Class A Note Interest Requirement                    4,547,500.00
       Class B Note Interest Requirement                      388,958.33
       Net Class C Note Interest Requirement                  479,697.95                                         5,416,156.28

(iii)  Collections of Principal Receivables                                                                    129,167,014.57

(iv)   Collections of Finance Charge Receivables                                                                14,167,070.70

(v)    Aggregate Amount of Principal Receivables                                                            20,873,417,114.54

                        Investor Interest                                                                      892,857,000.00
                        Adjusted Interest                                                                      892,857,000.00


       Floating Investor Percentage                                                                                     4.28%
       Fixed Investor Percentage                                                                                        4.28%

(vi)   Receivables Delinquent (As % of Total Receivables)
               Current                                                                                                 96.40%
               30 to 59 days                                                                                            1.15%
               60 to 89 days                                                                                            0.82%
               90 or more days                                                                                          1.63%
                                                                                                          --------------------
                                 Total Receivables                                                                  100.00%

(vii)  Investor Default Amount                                                                                   3,881,868.47

(viii) Investor Charge-Offs                                                                                              0.00

(ix)   Reimbursed Investor Charge-Offs                                                                                   0.00

(x)    Servicing Fee                                                                                               744,047.50

(xi)   Portfolio Yield (Net of Defaulted Receivables)                                                                  13.82%

(xii)  Reallocated Monthly Principal                                                                                     0.00

(xiii) Accumulation Shortfall                                                                                            0.00

(xiv)  Principal Funding Investment Proceeds                                                                             0.00

(xv)   Principal Funding Investment Shortfall                                                                            0.00

(xvi)  Available Investor Finance Charge Collections                                                            13,423,023.20

(xxii) Note Rate                          Class A               6.82125%
                                          Class B               7.00125%
                                          Class C               7.38125%






------------------------------------------------------------------------------------------------------------------------------



       By:
               -----------------------------------------
       Name:   Patricia M. Garvey
       Title:  Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 2000-2

                                                                                                     Distribution Date: 7/17/00
                                                                                                     Period Type: Revolving
Section 5.2 - Supplement                                                                                         Total
------------------------------------------------------------------------------------------------------------------------------

(i)    Monthly Principal Distributed                                0.00                                                 0.00

(ii)   Monthly Interest Distributed
       Class A Note Interest Requirement                    5,401,000.00
       Class B Note Interest Requirement                      462,750.00
       Net Class C Note Interest Requirement                  571,355.64                                         6,435,105.64

(iii)  Collections of Principal Receivables                                                                    155,000,504.28

(iv)   Collections of Finance Charge Receivables                                                                17,000,494.36

(v)    Aggregate Amount of Principal Receivables                                                            20,873,417,114.54

                        Investor Interest                                                                    1,071,429,000.00
                        Adjusted Interest                                                                    1,071,429,000.00


       Floating Investor Percentage                                                                                     5.13%
       Fixed Investor Percentage                                                                                        5.13%

(vi)   Receivables Delinquent (As % of Total Receivables)
               Current                                                                                                 96.40%
               30 to 59 days                                                                                            1.15%
               60 to 89 days                                                                                            0.82%
               90 or more days                                                                                          1.63%
                                                                                                          --------------------
                                 Total Receivables                                                                  100.00%

(vii)  Investor Default Amount                                                                                   4,658,244.77

(viii) Investor Charge-Offs                                                                                              0.00

(ix)   Reimbursed Investor Charge-Offs                                                                                   0.00

(x)    Servicing Fee                                                                                               892,857.50

(xi)   Portfolio Yield (Net of Defaulted Receivables)                                                                  13.82%

(xii)  Reallocated Monthly Principal                                                                                     0.00

(xiii) Accumulation Shortfall                                                                                            0.00

(xiv)  Principal Funding Investment Proceeds                                                                             0.00

(xv)   Principal Funding Investment Shortfall                                                                            0.00

(xvi)  Available Investor Finance Charge Collections                                                            16,107,636.86

(xxii) Note Rate                          Class A               6.75125%
                                          Class B               6.94125%
                                          Class C               7.33125%






------------------------------------------------------------------------------------------------------------------------------



       By:
               -----------------------------------------
       Name:   Patricia M. Garvey
       Title:  Vice President